SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                             FORM 8-K
                          Current Report

                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report:  SEPTEMBER 30, 1998
                (Date of earliest event reported)

                  Commission File Number 0-1125

                 MADISON GAS AND ELECTRIC COMPANY
      (Exact name of registrant as specified in its charter)

                            WISCONSIN
  (State or other jurisdiction of incorporation or organization)

                            39-0444025
                (IRS Employer Identification No.)

         133 SOUTH BLAIR STREET, MADISON, WISCONSIN 53703
      (Address of principal executive offices and ZIP code)

                          (608) 252-7000
       (Registrant's telephone number including area code)

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ITEM 5 - OTHER EVENTS

On September 30, 1998, Madison Gas and Electric Company (the Company) issued a press release (a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K) announcing its agreement with Wisconsin Public Service Corporation
(WPSC) to transfer to WPSC the Company's 17.8 percent ownership interest in the Kewaunee Nuclear Power Plant.

EXHIBIT 99 - ADDITIONAL EXHIBITS

Madison Gas and Electric Company's press release dated September 30, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MADISON GAS AND ELECTRIC COMPANY
                            (Registrant)

Date: September 30, 1998    /s/ David C. Mebane
                            David C. Mebane
                            Chairman, President and Chief Executive Officer
                            (Duly Authorized Officer)

Date: September 30, 1998    /s/ Terry A. Hanson
                            Terry A. Hanson
                            Vice President - Finance
                            (Chief Financial and Accounting Officer)